UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 4, 2022

AMERICOLD REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway,	South Tower, Suite 600
Atlanta,	Georgia	30328
(Address of principal executive offices)		(Zip Code)
(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust: Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Americold Realty Trust:  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2022, Americold Realty Trust (the “Company”) and Carlos Rodriguez, Executive Vice President and Chief Operating Officer, mutually agreed that Mr. Rodriguez’s employment with the Company will terminate, effective immediately. The Company, as part of its efforts to streamline its business operations, has eliminated the position of Chief Operating Officer.

In connection with his separation, and consistent with the terms of his existing employment agreement previously filed with the Securities and Exchange Commission, Mr. Rodriguez will receive the following: (i) continued base salary for a period of 12 months; (ii) prorated annul incentive plan bonus based on the number of days employed during the bonus period (to the extent that performance metrics relating to bonus are met at the end of the bonus period as determined after the year-end audit); (iii) payment or reimbursement of welfare plan coverage (other than long- and short-term disability plans), including COBRA premiums for Mr. Rodriguez and his eligible dependents, for up to 12 months; (iv) the next installment of his time-based restricted stock units and operating partnership profits units that would have vested on the next scheduled vesting date after March 4, 2022 will vest; and (v) a prorated portion of his performance-based restricted stock units and operating partnership profits units will remain eligible to vest based on actual performance through the last day of the performance period, based on the number of days during the performance period that Mr. Rodriguez was employed, subject to his execution and non-revocation of a release of claims and compliance with post-termination restrictive covenants as set forth in his employment agreement.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 4, 2022

AMERICOLD REALTY TRUST

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer and Executive Vice President